UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

Oaktree Strategic Income II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01281	83-0566439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 23, 2023, Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), completed its previously announced acquisition of Oaktree Strategic Income II, Inc. (“OSI2”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 14, 2022, by and among OSI2, OCSL, Project Superior Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL (“Merger Sub”), and, solely for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and the investment adviser to each of OCSL and OSI2. Pursuant to the Merger Agreement, Merger Sub was first merged with and into OSI2, with OSI2 as the surviving corporation (the “First Merger”), and, immediately following the First Merger, OSI2 was then merged with and into OCSL, with OCSL as the surviving company (the “Second Merger” and, together with the First Merger, the “Mergers”). As a result of the Mergers, OSI2’s separate existence ceased.

In accordance with the terms of the Merger Agreement, at the effective time of the First Merger, each outstanding share of OSI2 common stock was converted into the right to receive 0.9115 shares of OCSL common stock (with OSI2’s stockholders receiving cash in lieu of fractional shares of OCSL common stock). As a result of the Mergers, OCSL issued an aggregate of approximately 15,860,200 shares of its common stock to former OSI2 stockholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by OSI2 as Exhibit 2.1 to its Current Report on Form 8-K filed on September 15, 2022, which is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Items 2.01 and 5.03 and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the First Merger, a change in control of OSI2 occurred. The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the effective time of the First Merger, (i) each of the named executive officers and directors of OSI2 ceased to be named executive officers and directors of OSI2 and (ii) the director and officers of Merger Sub as of immediately prior to the effective time of the First Merger became the directors and officers of OSI2.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger, the amended and restated certificate of incorporation of OSI2 was amended and restated in the form of the certificate of incorporation of Merger Sub and became the second amended and restated certificate of incorporation of OSI2, and the bylaws of Merger Sub, as in effect immediately prior to the effective time of the First Merger, became the second amended and restated bylaws of OSI2 (as the surviving corporation in the First Merger). The second amended and restated certificate of incorporation and second amended and restated bylaws of OSI2 (as the surviving corporation in the First Merger), each as in effect immediately following the effective time of the First Merger, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The adjusted net asset value per share of OCSL common stock as of January 20, 2023 was estimated to be $19.88, and the adjusted net asset value per share of OSI2 common stock as of January 20, 2023 was estimated to be $18.12.

The adjusted net asset values described in this report were determined pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The adjusted net asset values were not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of OCSL’s or OSI2’s financial results. The adjusted net asset value per share of OSI2 common stock as of January 20, 2023 may not be indicative of the actual net asset value per share of OSI2 as of December 31, 2022. Due to the closing of the Mergers, OSI2 will not be separately reporting a net asset value per share as of December 31, 2022.

On January 23, 2023, OCSL issued a press release announcing, among other things, the completion of the Mergers. A copy of this press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01 is being “furnished” and is not deemed “filed” by OSI2 for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Oaktree Strategic Income II, Inc., Oaktree Specialty Lending Corporation, Project Superior Merger Sub, Inc. and Oaktree Fund Advisors LLC (for the limited purposes set forth therein), dated as of September 14, 2022. (Incorporated by reference to Exhibit 2.1 to Oaktree Strategic Income II, Inc.’s Current Report on Form 8-K (File No. 814-01281) filed on September 15, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Oaktree Strategic Income II, Inc.

3.2	Second Amended and Restated Bylaws of Oaktree Strategic Income II, Inc.

99.1	Press release of Oaktree Specialty Lending Corporation dated January 23, 2023.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME II, INC.

Date: January 23, 2023	By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	General Counsel and Secretary